                                   EXHIBIT 23.9

                        Consent of Independent Auditors


The Board of Directors
Graphix Zone, Inc.


We consent to the use of our report included herein and to the reference to our firm under the heading "Experts" in the prospectus.

                                                     /s/KPMG Peat Marwick LLP

Orange County, California
June 6, 1996